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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) APRIL 2, 1999


                     AMERICAN SCIENCE AND ENGINEERING, INC.
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             (Exact Name Of Registrant As Specified In Its Charter)


                                  MASSACHUSETTS
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                 (State or Other Jurisdiction of Incorporation)


        1-6549                                          04-2240991
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(Commission File Number)                    (I.R.S. Employer Identification No.)


829 MIDDLESEX TURNPIKE, BILLERICA, MASSACHUSETTS           01821
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(Address of Principal Executive Offices)                 (Zip Code)

                                 (978) 262-8700
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              (Registrant's Telephone Number, Including Area Code)


                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5.           OTHER EVENTS.

         On April 2, 1999, American Science and Engineering, Inc. (the "Company") mailed a letter to the Company's shareholders describing pending litigation proceedings brought by the Company against each of EG&G and the U.S. Customs Service alleging, among other things, infringement of the Company's patents, misappropriation of the Company's trade secrets and a violation of statutory contracting procedures. A copy of the letter to shareholders in included as an exhibit to this Report.

Item 7.     FINANCIAL STATEMENTS AND EXHIBITS.

       (c)  Exhibits.

            99.1. Letter to Shareholders of the Company dated April 2, 1999.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 5, 1999                AMERICAN SCIENCE AND ENGINEERING, INC.


                                   By:  /s/Ralph S. Sheridan
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                                        Ralph S. Sheridan
                                        President and Chief Executive Officer